SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (date of earliest event reported):
                                  June 24, 2002


                       Daisytek International Corporation
               (Exact Name of Registrant as Specified in Charter)


 Delaware                            0-25400                       75-2421746
-----------                         ---------                     -----------
(State or other                     (Commission               (I.R.S. Employer
jurisdiction of                     File Number)             Identification No.)
 incorporation)

                    1025 Central Expressway South, Suite 200
                               Allen, Texas 75013
          (Address of Principal Executive Offices, including zip code)


                                 (972) 881-4700
              (Registrant's Telephone Number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.    OTHER EVENTS

                               On June 24, 2002, Daisytek International
                     Corporation ("Daisytek") issued a press release, filed herewith as Exhibit 99.1, to provide initial guidance on future earnings following the successful takeover of ISA International plc.

                               Also on June 24, 2002, Daisytek issued a press
                     release, filed herewith as Exhibit 99.2, to announce that it has closed the syndication of its $200 million senior secured revolving credit facility with Bank of America, N.A., as lead manager. Recent market syndication of this facility was oversubscribed, and Daisytek management has decided to increase the size of the facility to $250 million.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (a)  Financial statements of business acquired

                Not applicable

           (b)  Pro forma financial information

                Not applicable

           (c)  Exhibits

99.1       Press Release dated June 24, 2002.

99.2       Press Release dated June 24, 2002.


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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DAISYTEK INTERNATIONAL CORPORATION


                                  By:  /s/    RALPH MITCHELL
                                       --------------------------------
                                              Ralph Mitchell
                                              Chief Financial Officer,
                                              Executive Vice President - Finance

Dated:  June 25, 2002


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                                Index to Exhibits


           Exhibit
           Number              Description
           ------              -----------

99.1       Press Release dated June 24, 2002.

99.2       Press Release dated June 24, 2002.





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